Borrowings (Tables)	12 Months Ended
Jun. 30, 2022
Disclosure of detailed information about borrowings [abstract]
Summary of Borrowings

	2022 A$	2021 A$
Current liabilities	-	-
Non-current liabilities	-	-
	-	-

Summary of Loan Movement Schedule

During April 2021 the equipment mortgage loans and the bank loan (which was denominated in US dollars) were fully repaid.

	2022 A$	2021 A$
Loan Movement Schedule
Opening Balance – July 1	-	11,444,129
Accrual of bank loan final payment (i)	-	528,819
Repayments - principal	-	(9,170,741)
- final payment (i)	-	(1,916,398)
Net gain arising on modification of bank loan (due to extension of loan) that was not derecognized (ii)	-	-
Transaction costs associated with obtaining interest only period (iii)	-	-
Amortisation of costs (iii)	-	252,019
Foreign currency exchange differences	-	(1,137,828)
Closing Balance – June 30	-	-

(i)
In addition to the payment of principal and interest over the term of the bank loan, a final payment was required under the bank loan, calculated at a percentage of the original principal borrowed. This liability was being accrued (using the effective interest method) over the term of the loan and the amount accrued prior to the loan being fully repaid was US$1,477,500 (July 1, 2020 was US$1,079,030).
(ii)
As a result of the bank loan being extended to January 1, 2022 (that occurred during the year ended June 30, 2020) the accrual of the bank loan final payment was remeasured resulting in a reduction in the liability that had been accrued as the modification to the loan did not qualify for derecognition of the loan.
(iii)
The transaction costs related to costs incurred in obtaining the six-month interest only period and extension of the bank loan. These costs were being amortized over the remaining term of the bank loan.